OAKWOOD MORTGAGE INVESTORS, INC. 1997-A         REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER            POOL REPORT # 7
REMITTANCE REPORT                                               Page 1 of 6
REPORTING MONTH:                       Aug-97


                                            Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                  Scheduled          Prepaid            Liquidated        Contracts               Principal
Balance                    Principal          Principal          Principal         Repurchased             Balance
---------------------------------------------------------------------------------------------------------------------------------

 177,641,315.29           (275,991.72)       (621,716.07)        (77,833.69)          0.00                 176,665,773.81
=================================================================================================================================


   Scheduled                      Scheduled                                  Amount
   Gross            Servicing     Pass Thru     Liquidation    Reserve       Available for      Limited       Total
   Interest         Fee           Interest      Proceeds       Fund Draw     Distribution       Guarantee     Distribution
--------------------------------------------------------------------------------------------------------------------------

   1,562,231.03    148,034.43    1,414,196.60   63,230.48          0.00       2,523,169.30          0.00      2,523,169.30
==========================================================================================================================













Class A-6 Liquidity Account

   Beginning                            Investment      Balance Before    Reserve     Reserve        Balance After
    Balance     Deposits     Distrib.    Interest    Current Distribution Fund Draw   Fund Deposit   Current Distribution    Excess
-----------------------------------------------------------------------------------------------------------------------------------

  302,901.74    0.00       -1,232.61    1,255.73           302,924.86         0.00    0.00          302,924.86              1,255.73
===================================================================================================================================

Class B-1 Liquidity Account

   Beginning                           Investment      Balance Before     Reserve     Reserve        Balance After
    Balance    Deposits     Distrib.    Interest    Current Distribution  Fund Draw   Fund Deposit   Current Distribution    Excess
-----------------------------------------------------------------------------------------------------------------------------------

  328,877.56   0.00       -1,338.31    1,363.41           328,902.66          0.00     0.00         328,902.66              1,363.41
===================================================================================================================================





Reserve Fund Required Balance
--------------------------------------
   Before Current     After Current
   Distribution       Distribution
--------------------------------------

     301,669.13         301,669.13
======================================

Reserve Fund Required Balance
--------------------------------------
   Before Current     After Current
   Distribution       Distribution
--------------------------------------

      327,539.25         327,539.25
======================================











                                                      Certificate Account
---------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                        Investment               Ending

         Balance               Principal           Interest        Distributions          Interest                Balance
---------------------------------------------------------------------------------------------------------------------------------

     1,054,282.25            953,998.03          1,451,745.73     (2,952,118.24)           2,872.03               510,779.80
=================================================================================================================================




                   P&I Advances at Distribution Date
-----------------------------------------------------------------------------


 Beginning              Recovered            Current            Ending
  Balance               Advances            Advances           Balance
-----------------------------------------------------------------------------



   739,079.68            702,493.70      1,115,888.78       1,152,474.76
=============================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A         REPORT DATE:  September 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER            POOL REPORT # 7
REMITTANCE REPORT
REPORTING MONTH:  Aug-97                        Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------

(a) Remittance date on or after September 2001                                             N


(b) Average 60 day Delinquency rate <=        5%                                        #DIV/0!

(c) Average 30 day Delinquency rate <=        7%                                        #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Sep 2001- Feb 2003            7%                                           N
                March 2003-Feb 2004           8%                                           N
                March 2004 and thereafter     9%                                           N




(e) Current realized loss ratio <=            2.75%                                        Y


(f) Does Class B Percentage equal or

     exceed                                   25.376%
     of stated scheduled pool balance

                Beginning B-1 balance                                     17,586,000.00

                Beginning B-2 balance                                      9,255,770.00
                                                                     --------------------

                                                                          26,841,770.00
                Divided by beginning pool
                balance                                                  177,641,315.29
                                                                     --------------------
                                                                                 15.110%  N
                                                                     ====================



  Average 60 day delinquency ratio:


                             Over 60s           Pool Balance            %
                        --------------------------------------------------------

  Current Mo                4,343,201.14        176,665,773.81         2.46%
  1st Preceding Mo                 0.00           3,407,981.29         0.00%
  2nd Preceding Mo                 0.00                   0.00         #DIV/0!
                                                    Divided by            3
                                                                   -------------
                                                                     #DIV/0!
                                                                   =============



Average 30 day delinquency ratio:


                             Over 30s           Pool Balance            %
                        --------------------------------------------------------

  Current Mo                7,552,533.52        176,665,773.81       4.28%
  1st Preceding Mo                  0.00          6,022,002.99       0.00%
  2nd Preceding Mo                  0.00                  0.00      #DIV/0!
                                                    Divided by         3
                                                                   -------------
                                                                     #DIV/0!
                                                                   =============

  Cumulative loss ratio:

                         Cumulative losses          116,582.13
                                           ------------------------
  Divided by Initial Certificate Principal      185,107,770.00        0.063%
                                                                   =============



  Current realized loss ratio:

                        Liquidation                 Pool

                              Losses               Balance
                        -------------------------------------------

  Current Mo                14,603.21          176,665,773.81
   1st Preceding Mo              0.00               20,542.68
   2nd Preceding Mo              0.00                    0.00
                                                                      0.099%
                                                                   =============



OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER           REPORT DATE:  September 6, 1997
REMITTANCE REPORT                              POOL REPORT # 7
REPORTING MONTH:   Aug-97                                           Page 3 of 6



                                                                  Delinquency Analysis

                                              31 to 59 days           60 to 89 days          90 days and Over       Total Delinq.
              No. of    Principal                 Principal             Principal              Principal                 Principal
              Loans     Balance            #      Balance         #     Balance          #     Balance          #        Balance
              ----------------------------------------------------------------------------------------------------------------------


Excluding Repos 5,096  174,474,885.96     86     3,072,482.46    31     1,114,937.45    34     1,222,673.79     151    5,410,093.70

        Repos      71    2,190,887.85      5       136,849.92     8       248,006.10    57     1,757,583.80      70    2,142,439.82
              ----------------------------------------------------------------------------------------------------------------------

        Total   5,167  176,665,773.81     91     3,209,332.38    39     1,362,943.55    91     2,980,257.59     221    7,552,533.52
              ======================================================================================================================

                                                                                                                4.3%           4.28%
                                                                                                      ==============================


                                                              Repossession Analysis
                              Active Repos                  Reversal       Current Month
                              Outstanding                 (Redemption)        Repos                Cumulative Repos
                                  Principal              Principal             Principal               Principal
                         #        Balance          #      Balance      #       Balance           #     Balance
-------------------------------------------------------------------------------------------------------------------


Excluding Repos         71        2,190,887.85     0          0.00   27           883,889.27   96         2,734,159.43



OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER            REPORT DATE:  September 6, 1997
REMITTANCE REPORT                               POOL REPORT # 7
REPORTING MONTH:  Aug-97
                                                                   Page 4 of 6





REPOSSESSION LIQUIDATION REPORT



                                   Liquidated                                                                 Net
   Account        Customer         Principal       Sales       Insur.       Total        Repossession     Liquidation     Unrecov.
   Number           Name            Balance      Proceeds      Refunds     Proceeds        Expenses        Proceeds       Advances
-----------------------------------------------------------------------------------------------------------------------------------
105417-0      Osborne Sr, Ed         11,907.10     13,700.00     243.99     13,943.99        3,068.11       10,875.88    1,291.86
108868-1      Henderson, Gary        19,773.60     24,150.00     141.53     24,291.53          724.50       23,567.03      820.40
106591-1      Trussell, Richard      13,191.88      4,000.00      77.38      4,077.38          400.00        3,677.38    1,503.20
095892-6      Green, James           32,961.11     34,250.00       0.00     34,250.00        3,516.05       30,733.95    2,008.30
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                                                                 0.00                            0.00
                                ---------------------------------------------------------------------------------------------------
            4                        77,833.69     76,100.00     462.90     76,562.90        7,708.66       68,854.24    5,623.76
                                ===================================================================================================


















                                                                 Net             Current
   Account        Customer              FHA Insurance         Pass Thru         Period Net      Cumulative
   Number           Name                   Coverage           Proceeds         Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------------------------------------------
105417-0      Osborne Sr, Ed                 0.00            9,584.02        (2,323.08)
108868-1      Henderson, Gary                0.00           22,746.63         2,973.03
106591-1      Trussell, Richard              0.00            2,174.18       (11,017.70)
095892-6      Green, James                   0.00           28,725.65        (4,235.46)
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                             0.00                0.00             0.00
                                ---------------------------------------------------------
            4                                0.00           63,230.48       (14,603.21)    (116,582.13)
                                =========================================================================




As a percentage of the aggregate cut-off date principal balance                                      0%
                                                                                          ================



OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER            REPORT DATE:  September 6, 1997
REMITTANCE REPORT                               POOL REPORT # 7
REPORTING MONTH:                 Aug-97
                                                                    Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL





                            Original              Beginning       Beginning       Current          Current          Ending
                Cert.       Certificate           Certificate      Carryover      Principal        Principal       Carryover
                Class       Balances              Balances        Principal         Due              Paid         Principal
----------------------------------------------------------------------------------------------------------------------------------


A-1                           36,152,000.00     28,685,545.29        0.00     975,541.48       975,541.48            0.00
A-1 Outstanding Writedown                                0.00                       0.00

A-2                           32,798,000.00     32,798,000.00        0.00           0.00             0.00            0.00
A-2 Outstanding Writedown                                0.00                       0.00

A-3                           23,683,000.00     23,683,000.00        0.00           0.00             0.00            0.00
A-3 Outstanding Writedown                                0.00                       0.00

A-4                           11,771,000.00     11,771,000.00        0.00           0.00             0.00            0.00
A-4 Outstanding Writedown                                0.00                       0.00

A-5                           37,665,000.00     37,665,000.00        0.00           0.00             0.00            0.00
A-5 Outstanding Writedown                                0.00                       0.00

A-6                           16,197,000.00     16,197,000.00        0.00           0.00             0.00            0.00
A-6 Outstanding Writedown                                0.00                       0.00

B-1                           17,586,000.00     17,586,000.00        0.00           0.00             0.00            0.00
B-1 Outstanding Writedown                                0.00                       0.00

B-2                            9,255,770.00      9,255,770.00        0.00           0.00             0.00            0.00
B-2 Outstanding Writedown                                0.00                       0.00


                           ---------------------------------------------------------------------------------------------------------

                             185,107,770.00    177,641,315.29        0.00        975,541.48       975,541.48            0.00
                           =========================================================================================================







                                                     Ending                                Principal Paid
                Cert.          Writedown            Certificate              Pool             Per $1,000
                Class          Amounts              Balances               Factor           Denomination
--------------------------------------------------------------------------------------------------------


A-1                              0.00         27,710,003.81                 76.64861%        26.98
A-1 Outstanding Writedown        0.00                  0.00                  0.00             0.00

A-2                              0.00         32,798,000.00                100.00000%         0.00
A-2 Outstanding Writedown        0.00                  0.00                  0.00             0.00

A-3                              0.00         23,683,000.00                100.00000%         0.00
A-3 Outstanding Writedown        0.00                  0.00                  0.00             0.00

A-4                              0.00         11,771,000.00                100.00000%         0.00
A-4 Outstanding Writedown        0.00                  0.00                  0.00             0.00

A-5                              0.00         37,665,000.00                100.00000%         0.00
A-5 Outstanding Writedown        0.00                  0.00                  0.00             0.00

A-6                              0.00         16,197,000.00                100.00000%         0.00
A-6 Outstanding Writedown        0.00                  0.00                  0.00             0.00

B-1                              0.00         17,586,000.00                100.00000%         0.00
B-1 Outstanding Writedown        0.00                  0.00                  0.00             0.00

B-2                              0.00          9,255,770.00                100.00000%         0.00
B-2 Outstanding Writedown        0.00                  0.00                  0.00             0.00


                           ------------------------------

                                    0.00        176,665,773.81
                           =================================




OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER         REPORT DATE:  September 6, 1997
REMITTANCE REPORT                            POOL REPORT # 7
REPORTING MONTH:                          Aug-97
                                                                 Page 6 of 6

CERTIFICATE INTEREST ANALYSIS






           Certificate              Remittance     Beginning          Current          Total          Interest          Ending
              Class                    Rate         Balance           Accrual           Paid         Shortfall         Balance
                                  ------------------------------------------------------------------------------------------------


A-1                                 5.73234%       0.00           141,597.06       141,597.06           0.00            0.00
A-1  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
A-1  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

A-2                                 6.40000%       0.00           174,922.67       174,922.67           0.00            0.00
A-2  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
A-2  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

A-3                                 6.65000%       0.00           131,243.29       131,243.29           0.00            0.00
A-3  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
A-3  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

A-4                                 6.85000%       0.00            67,192.79        67,192.79           0.00            0.00
A-4  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
A-4  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

A-5                                 7.12500%       0.00           223,635.94       223,635.94           0.00            0.00
A-5  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
A-5  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

A-6                                 7.45000%       0.00           100,556.38       100,556.38           0.00            0.00
A-6  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
A-6  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

B-1                                 7.45000%       0.00           109,179.75       109,179.75           0.00            0.00
B-1  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
B-1  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

B-2                                 8.02500%       0.00            61,897.96        61,897.96           0.00            0.00
B-2  Carryover Interest             0.00           0.00                 0.00             0.00           0.00            0.00
B-2  Writedown Interest             0.00           0.00                 0.00             0.00           0.00            0.00

Limited Guarantee                                  0.00                 0.00             0.00           0.00            0.00

X                                            101,978.91           403,970.76       389,367.55      14,603.21      116,582.12

R                                                  0.00                 0.00             0.00           0.00            0.00

Service Fee                                        0.00           148,034.43       148,034.43           0.00            0.00
                                                     ------------------------------------------------------

                                             101,978.91         1,562,231.03     1,547,627.82      14,603.21      116,582.12

Disbursed as follows:
----------------------------------
X Proceeds to Class A-6 Liquidity Account                                                0.00
X Proceeds to Class B-1 Liquidity Account                                                0.00
Service Fee to Class B-1 Liquidity Account                                               0.00
                                                                                 ------------
                                                                                 1,547,627.82
                                                                                =============









                                     Interest Paid
           Certificate                Per $1,000         Cert.               TOTAL
              Class                  Denomination        Class            DISTRIBUTION
                                  --------------------------------------------------------------------


A-1                                     4.94              A-1                1,117,138.54
A-1  Carryover Interest                 0.00
A-1  Writedown Interest                 0.00

A-2                                     5.33              A-2                  174,922.67
A-2  Carryover Interest                 0.00
A-2  Writedown Interest                 0.00

A-3                                     5.54              A-3                  131,243.29
A-3  Carryover Interest                 0.00
A-3  Writedown Interest                 0.00

A-4                                     5.71              A-4                   67,192.79
A-4  Carryover Interest                 0.00
A-4  Writedown Interest                 0.00

A-5                                     5.94              A-5                  223,635.94
A-5  Carryover Interest                 0.00
A-5  Writedown Interest                 0.00

A-6                                     6.21              A-6                  100,556.38
A-6  Carryover Interest                 0.00
A-6  Writedown Interest                 0.00

B-1                                     6.21              B-1                  109,179.75
B-1  Carryover Interest                 0.00
B-1  Writedown Interest                 0.00

B-2                                     6.69              B-2                   61,897.96
B-2  Carryover Interest                 0.00
B-2  Writedown Interest                 0.00

Limited Guarantee                                 Limited Guarantee                  0.00

X                                                          X                   389,367.55

R                                                          R                         0.00

Service Fee                                                                    148,034.43
                                                                             --------------------

                                                                             2,523,169.30
                                                                             ======================






